This presentation may include forward-looking statements (related to the plans, beliefs and goals of CCBI and its subsidiaries), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits;
asset/liability matching risks and liquidity risks; and changes in the securities markets.  CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

ComCap Financial Services, Inc.
Brokerage Services
Commercial Capital Bank
Assigns loan to one borrower
Commercial Capital Mortgage, Inc.
Sells loans to other financial institutions
Banks
Fund Management
Commercial Capital Asset Management, Inc.

Platform Supports Strategy

CCBI Overview

Diversified Financial Services Company Based in
Irvine, California

Uniquely focused business strategy

Attractive client base

Strong organic growth

Pristine asset quality

Business Strategy

Focused on financial needs of income property investors, middle-market businesses, high net-worth individuals and professionals

Integrate borrower and depositor, expand relationship banking:

Income property real estate investors

1031 exchange accommodators

Title / escrow companies

Businesses & business owners

High net-worth private clients

Continue core asset origination strategy to support broader business objectives:

Grow balance sheet and net interest income by originating high quality multi-family loans

Invest excess liquidity and equity in U.S. Government / Agency MBS

Expand organically: consider opening branches in locations with high concentrations of existing franchise borrower and depositor clients

Irvine

Rancho Santa Margarita

Riverside

La Jolla

Attractive Multi-family Market

  California is the largest multi-family market in the U.S., with over 2.5 million units

   Los Angeles 2nd highest & San Diego 3rd highest percentage of renters behind New York City*

6 of the top 10 U.S. markets are in California**

   Los Angeles, San Francisco, San Diego, San Jose, Oakland & Orange County

  Supply constrained by:

  lack of land

  down zoning

  building restrictions

  significant portion of California market is rent controlled

  35,000+ loans originated in California with avg. size of $667,000 (10/02 – 9/03)***

  2 largest originators comprise 28% of market ***

  900+ lenders account for remaining 72% of market

*source: U.S. Census Data & National Multi Housing Council       **source: National Multi Housing Council    ***source: DataQuick,

Portfolio LTV and DCR

Multi-Family

                                Loan to Value                                                         68.5%

                                Debt Coverage Ratio                                  1.29:1

Commercial RE

                                Loan to Value                                                         65.2%

                                Debt Coverage Ratio                                  1.40:1

Values are weighted average ratios, at origination, for the Company’s

Sept. 30, 2003 loan portfolio.

$100
$80
$60
$40
$20
$-
$38.0
$77.6
$84.8
$91.3
$96.1
9/02
12/02
3/03
6/03
9/03

Stockholders’ Equity

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$2.83
$1.86
$3.70
$3.08
$3.94
$3.33
$4.16
$3.57
$4.29
$3.71
9/02
12/02
3/03
6/03
9/03
Book Value Per Share
Tangible Book Value per Share

Book Value per Share

300%
250%
200%
150%
100%
50%
0%
-50%
12/1/2002
12/15/2002
12/29/2002
1/12/2003
1/26/2003
2/9/2003
2/23/2003
3/9/2003
3/23/2003
4/6/2003
4/20/2003
5/4/2003
5/18/2003
6/1/2003
6/15/2003
6/29/2003
7/13/2003
7/27/2003
8/10/2003
8/24/2003
9/7/2003
9/21/2003
10/5/2003
10/19/2003
11/2/2003
CCBI
NASDAQ
S&P 500
SNL Bank & Thrift
Dow

Stock Performance

Dec. 18,  2002 – Nov. 4, 2003